SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 7, 2002

CONSOLIDATED GRAPHICS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TEXAS	0-24068	76-0190827
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

5858 WESTHEIMER, SUITE 200

HOUSTON, TEXAS 77057

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

ITEM 5.     OTHER EVENTS

                On February 7, 2002, Consolidated Graphics, Inc. (the “Company”) announced the completion of its acquisition of American Lithographers, Inc. of California.  A copy of the press release is attached hereto as Exhibit 99.1.

                On February 7, 2002, Consolidated Graphics, Inc. (the “Company”) announced that it has acquired the assets of Carqueville Graphics located in Streamwood, Illinois.  A copy of the press release is attached hereto as Exhibit 99.2.

                The attached press releases may contain forward-looking information. Readers are cautioned that such information involves known and unknown risks and uncertainties, including the possibility that events may occur which preclude completion of pending or future acquisitions by the company.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBIT

                (A)          EXHIBIT

                The following exhibit is filed herewith:

99.1                           Press release of the Company dated February 7, 2002, related to the announcement of the completion of the acquisition of American Lithographers.

99.2                           Press release of the Company dated February 7, 2002, related to the announcement of the acquisition of the assets of Carqueville Graphics.

SIGNATURE

                PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC.
(Registrant)

By:	/s/ Wayne M. Rose

WAYNE M. ROSE
EXECUTIVE VICE PRESIDENT,
CHIEF FINANCIAL OFFICER
AND SECRETARY

Date:  February 8, 2002